Third Quarter 2025 Earnings Conference Call November 7, 2025 Exhibit 99.2NYSE: DK NYSE: DKL

Delek US 2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward- looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions and projected cash flow and other benefits of our Enterprise Optimization Plan; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; projected capital expenditures; projections of Delek US's valuation and assumptions presented therewith; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; projections of third party EBITDA for Delek Logistics; liquidity and EBITDA impacts from strategic and intercompany transactions; long- term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding actions of OPEC and non-OPEC oil producing countries impacting crude oil production and; risks and uncertainties related to the integration by Delek Logistics of the Delaware and Permian Gathering business following its acquisition; risks and uncertainties related to the integration by Delek Logistics of the H2O Midstream and Gravity businesses following the acquisitions; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including risks and uncertainties with respect to the possible benefit of the retail, H20 Midstream and Gravity transactions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation. |

Delek US 3| Third Quarter Business Update Refining Operations • Delivered another safe and reliable quarter • Record throughput at KSR • Well-positioned for a strong finish to 2025 Enterprise Optimization Plan (EOP) • Excellent progress with EOP; Raising the run-rate cash flow improvement guidance to at least $180 million from $130 - $170 million • Achieved 3Q 2025 EOP improvement of ~$60 million Midstream Operations • Delek Logistics (DKL) increasing its expected 2025 EBITDA range to $500 - 520 million from $480 - 520 million • Sour gas treating, gathering & processing ramp to further strengthen DKL’s position in the Permian Basin Small Refinery Exemptions (SREs) • Majority of pending 2019-2024 SRE petitions approved • Cash inflow of ~$400 million expected over the next six to nine months Peer Leading Capital Returns • Delek has the highest distribution (dividends + buybacks) yield over the last 12 months(1) • 3Q Dividend + Buybacks: ~$30 million • Increased DKL Distribution: $1.12 per unit ($4.48 per unit annualized), 51st consecutive quarterly increase (1) 6/30/24 to 6/30/25

Delek US 4| Third Quarter Financial Highlights $7.13 Adjusted EPS $1.52 Adjusted EPS (ex. SRE) $759.6M Adjusted EBITDA $318.6M Adjusted EBITDA (ex. SRE)3rd Quarter 2025 3Q $ Millions (unless stated otherwise) ~$30M Dividends & Buybacks $150M CFO (ex WC and SREs)

Delek US 5| Small Refinery Exemptions Adjusted EBITDA including 50% 2025 RVO (3 months/yr) $372.0 Impact of (50% RVO Exemption 1Q to 3Q 2025) $160.2 Historical SREs included in Results $280.8 SRE Impact on Delek US Holdings 3Q 2025 $2.20 $2.18 $3.81 Adjusted EBITDA and EPS $759.6 $7.13 Adjusted EBITDA and EPS excluding SRE impact $318.6 $1.52 EBITDA EPS $ per share $ in m illions

Delek US 6| • Delivering cash returns through consistent dividends and share repurchases over the last 3 years • DK has led the group in the last twelve months in total shareholder returns, outperforming the group average by 7% Shares Outstanding (in millions) Cumulative Quarterly Dividends + Buybacks Last Twelve Months Return to Shareholders(1) (1) Based on quarterly filings dividends and buybacks 6/30/24 to 6/30/25 Refining peer group average return Peer Leading Capital Returns

Delek US 7| EOP in Action: Planning Execution Results Note: $'s in millions • EOP delivering results across all business units • EOP and clarity on RFS obligations set to significantly increase DK's FCF generation

Delek US 8| Enterprise Optimization Plan Stronger Margins $125M Efficient Costs $55M Other Margin Improvements Logistics, Supply and Offtake G&A Cost Financial Expenses $70M $55M $30M $25M • Increasing EOP run-rate annual cash flow improvement target to at least $180M • Majority of the EOP improvement is a reflection of margin enhancement across our refining, logistics, and wholesale value chain 25% 50% 75% 100%

Delek US 9| EOP: Tracking Progress at El Dorado Progressing EOP initiatives at EDR to ensure FCF through cycle $50M margin improvement plan stems from: • Enhanced logistics • Reduced costs • Higher quality product slate • Higher yields El Dorado EOP Highlights QoQ (1) $ per barrel

Delek US | 10 Delek US Holdings Estimated Valuation DK Valuation $ in millions unless stated otherwise Adjusted DK Standalone Mid-Cycle(1) EBITDA @ $180M EOP $525.0 Enterprise Value @ 4.5x Refining Multiple $2,362.5 Less: Net Debt excluding DKL $265.0 Equity Value $2,097.5 DK Shares o/s 60.0 DK Share price ($/share) $35.0 Value of DKL DKL unit price (avg. wall street analyst price target) $46.3 # of DKL units owned by DK 33.9 DK Value ($/share) $26.2 DK Valuation ($/share) $61.2 Value of SREs $ in millions % of SREs granted 50% 75% 100% EBITDA uplift to DK $213.6 $320.4 $427.2 Value uplift to DK @ 4.5x multiple $961.2 $1,441.8 $1,922.4 SRE Uplift ($/share) $16.0 $24.0 $32.0 DK Valuation including SREs ($/share) $77.0 – 93.0 (1) Mid-cycle net crack is based upon $15.0/bbl

Delek US 11| Delek Logistics Value Proposition • Developing unique portfolio in the Delaware basin through rising processing capacity, advancing sour gas gathering/processing, and acid gas injection capabilities • Rising acreage dedication provides long runway for growth • Combined crude and water offering is yielding synergy & consolidation options • DKL is ready to fill the vacuum created by recent midstream acquisitions for investible publicly traded midsize MLPs • DKL’s Leverage to Permian G&P growth with the highest yield in the AMZI makes it a standout candidate Strong Gas Growth Growing Midland Unique Positioning • DKL is a premier provider of three stream midstream service in the Permian Basin with one of the best combinations of yield & growth

Delek US 12| Deliberate Midstream Value Creation Objectives Objectives: • Realize full value of rising third party DKL EBITDA • Complete economic separation between DK and DKL • Separate in a methodical manner which maximizes the value of DK and DKL Strategic Combination or Investments • Investment from financial players reducing DK’s ownership without compromising DKL • Strategic combination to boost DKL’s scale and market presence DKL Unit buybacks from DK • Tax-efficient path for DK to reduce ownership • Enhances DKL’s free cash flow and lowers distribution obligation Value Creation via Bolt-On Acquisitions • Execute accretive deals to grow DKL’s cash flow • Improve leverage, coverage ratio and reduce DK’s ownership • Well timed and executed Monetize Through Asset Sales • Capitalize on premium M&A multiples in private markets • Recycle capital while maintain strategic flexibility

Delek US 13| Progressing Midstream Value Creation DKL Distributions to DK DK Proportional EBITDA DK Ownership % of DKL • Achieved the highest proportional EBITDA for DK to date • DKL distributions fully cover DK’s dividend, reinforcing DK’s commitment to returning capital to shareholders Note: $ in millions unless stated otherwise

Powering Growth, Return and Independence

- DKL has one of the strongest combinations of cash flow growth and yield within the AMZI index
- Increasing contribution of third-party EBITDA at DKL creates economic separation with DK and enhances DKL's ability to fund its peer leading growth opportunities
- DKL has increased distributions for 51 consecutive quarters and ranks among the highest-yielding U.S. midstream companies

Increasing Third Party Cash Flows | **Increasing Economic Separation** | **Peer Leading Investor Returns**


~59%
~41%
~50%
~50%
~30%
~70%
~20%
~80%

2023A | 2024A | 2025E | Pro-Forma(1)

■ Affiliated Party ■ Third Party

Delek US

(1) Pro-Forma after related transaction

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Delek US 15| Lowered Cost with a Focus on Reliability G&A Cost ex Retail(1) Delek US 15| Throughput by Refinery(2) Source: https://www.usinflationcalculator.com/inflation/historical-inflation-rates/ (1) $'s in millions (2) in thousands of barrels per day

Delek US 16 Financial Summary 3rd Quarter 2025 Financial Highlights $ in millions (except per share) As Reported Adjusted Net Income $178.0 $434.2 Net Income Per Share $2.93 $7.13 EBITDA $412.2 $759.6 |

Delek US 17 Total Refining Throughput 3Q 2025 vs 2Q 2025 3Q 25 Production Margin per bbl Tyler El Dorado Big Spring Krotz Springs $11.32 $7.43 $10.99 $9.01 316.3 1.7 1.5 (5.6) 0.3 314.2 Q2 25 Tyler El Dorado Big Spring Krotz Springs 3Q 25 MBPD Note: Throughputs are rounded |

Delek US 18 Adjusted EBITDA 3Q 2025 vs 2Q 2025 3Q 25 Adjusted EBITDA Results Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) $696.9 $131.5 $(68.4) $(0.4) $170.2 $583.3 $11.3 $(5.2) $759.6 Q2 25 Refining Logistics Discontinued Ops, Corporate, Other & Eliminations 3Q 25 $ in millions |

Delek US 19 Consolidated Cash Flow 3Q 2025 vs 2Q 2025 (1) Includes cash and cash equivalents (2) Includes impact from the inventory intermediation agreement Note: Includes discontinued operations $615.5 $44.0 $(103.4) $74.8 $630.9 6/30/2025 Cash Balance Operating Activities Investing Activities Financing Activities 6/30/25 Cash Balance(2)(1) (1) $ in millions |

Delek US 20 Capital Program 2025 YTD Actual $'s in Millions 2025 YTD ($ millions) Total Refining $ 130 Logistics (Delek Logistics Partners) 241 Corporate & Other 17 Capital expenditures $ 388 2025 Actual 39% 61% Regulatory & Sustaining Growth |

Delek US 21 Net Debt 2025 vs 2024 $'s in Millions 9/30/2025 6/30/2025 12/31/2024 Consolidated long-term debt - current portion $ 9.5 $ 9.5 $ 9.5 DK long-term debt - non-current portion 879.5 879.8 880.3 DKL long-term debt - non-current portion 2,288.3 2,211.4 1,875.4 Consolidated total long-term debt $ 3,177.3 $ 3,100.7 $ 2,765.2 Less: Cash and cash equivalents 630.9 615.5 735.6 Consolidated net debt $ 2,546.4 $ 2,485.2 $ 2,029.6 Less: Delek Logistics net debt 2,281.4 2,210.0 1,870.0 Delek US, excluding DKL net debt $ 265.0 $ 275.2 $ 159.6 |

Delek US 22 Guidance 4th Quarter 2025 $'s in Millions Low High Operating Expenses $205 $220 General and Administrative Expenses $52 $57 Depreciation and Amortization $100 $110 Net Interest Expense $85 $95 Barrels per day (bpd) Low High Total Crude Throughput 252,000 284,000 Total Throughput 271,000 303,000 Total Throughput by Refinery: Tyler, TX 70,000 78,000 El Dorado, AR 67,000 75,000 Big Spring, TX 62,000 70,000 Krotz Spring, LA 72,000 80,000 |

Delek US 23 Supplemental Slides |

Delek US 24 Total Refining Throughput 3Q 2025 vs 3Q 2024 3Q 25 Production Margin per bbl Tyler El Dorado Big Spring Krotz Springs $11.32 $7.43 $10.99 $9.01 307.6 1.1 4.9 (2.5) 3.1 314.2 3Q 24 Tyler El Dorado Big Spring Krotz Springs 3Q 25 MBPD Note: Throughputs are rounded |

Delek US 25 $70.6 $686.7 $25.4 $(14.5) $(8.6) $759.6 3Q 24 Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) 3Q 25 Adjusted EBITDA 3Q 2025 vs 3Q 2024 3Q 25 Adjusted EBITDA Results Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) $696.9 $131.5 $(68.4) $(0.4) $ in millions |

Delek US 26 Adjusted EBITDA YTD 3Q 2025 vs 3Q 2024 YTD 3Q 25 Adjusted EBITDA Results Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) $783.1 $368.2 $(193.2) $(1.8) $336.8 $620.7 $61.8 $(33.3) $(29.7) $956.3 3Q 24 Refining Logistics Corporate, Other & Eliminations Discontinued Operations (Retail) 3Q 25 $ in millions |

Delek US 27 $735.6 $61.7 $(28.7) $(581.0) $443.3 $630.9 12/31/2024 Cash Balance* Operating Activities Excluding Working Capital Working Capital Impact Included in Operating Activities Investing Activities Financing Activities 6/30/2025 Cash Balance* YTD Consolidated Cash Flow *includes cash and cash equivalents Note: Includes discontinued operations (1) Includes impact from the inventory intermediation agreement. (1) $ in millions |

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss)

$ in millions (unaudited)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Reported net loss attributable to Delek US	$ 178.0	$ (76.8)	$ (101.1)	$ (146.6)
Adjusting items [1]				
Inventory and other LCM valuation (benefit) loss	39.1	0.2	39.2	(10.5)
Tax effect	(8.8)	—	(8.8)	2.4
Inventory and other LCM valuation (benefit) loss, net	30.3	0.2	30.4	(8.1)
Other inventory impact	67.5	25.8	135.6	39.0
Tax effect	(15.2)	(5.8)	(30.5)	(8.8)
Other inventory impact, net [2]	52.3	20.0	105.1	30.2
Business interruption insurance and settlement recoveries	—	—	—	(10.6)
Tax effect	—	—	—	2.4
Business interruption insurance and settlement recoveries, net	—	—	—	(8.2)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(5.8)	(8.0)	(1.1)	1.1
Tax effect	1.3	1.8	0.2	(0.2)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net	(4.5)	(6.2)	(0.9)	0.9
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation	18.3	(2.6)	25.7	3.7
Tax effect	(4.1)	0.6	(5.8)	(0.8)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation, net [3]	14.2	(2.0)	19.9	2.9
Transaction related expenses	0.9	20.9	8.3	20.9
Tax effect	(0.2)	(4.7)	(1.9)	(4.7)
Transaction related expenses, net [4]	0.7	16.2	6.4	16.2
Restructuring costs	34.1	33.7	68.0	59.5
Tax effect	(7.7)	(7.6)	(15.3)	(13.4)
Restructuring costs, net [2]	26.4	26.1	52.7	46.1
Renewable volume obligation short related to small refinery exemptions[5]	160.2	—	160.2	—
Tax effect	(36.0)	—	(36.0)	—
Renewable volume obligation short related to small refinery exemptions, net	124.2	—	124.2	—
Property settlement	—	—	—	(53.4)
Tax effect	—	—	—	12.0
Property settlement, net	—	—	—	(41.4)
Gain on sale of Retail Stores	—	(98.4)	—	(98.4)
Tax effect	—	27.9	—	27.9
Gain on sale of Retail Stores, net	—	(70.5)	—	(70.5)
Impairment of investments held at cost and other assets	16.3	—	24.9	—
Tax effect	(3.7)	—	(5.6)	—
Impairment of investments held at cost, net [4]	12.6	—	19.3	—
DPG inventory adjustment	—	—	0.9	—
Tax effect	—	—	(0.2)	—
DPG inventory adjustment, net [4]	—	—	0.7	—
Total adjusting items [1]	256.2	(16.2)	357.8	(31.9)
Adjusted net loss	$ 434.2	$ (93.0)	$ 256.7	$ (178.5)

[1] The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

[2] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[3] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[4] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

Delek US

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Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share

$ per share (unaudited)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Reported diluted loss per share	**$ 2.93**	**$ (1.20)**	**$ (1.66)**	**$ (2.29)**
Adjusting items, after tax (per share) [1] [2]				
Net inventory and other LCM valuation (benefit) loss	0.50	—	0.50	(0.13)
Other inventory impact [3]	0.86	0.31	1.72	0.47
Business interruption insurance and settlement recoveries	—	—	—	(0.13)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(0.07)	(0.10)	(0.01)	0.01
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [4]	0.22	(0.03)	0.32	0.05
Gain on sale of Retail Stores	—	(1.09)	—	(1.09)
Impairment of investments held at cost and other assets		—		
DPG inventory adjustment, net		—		
Transaction related expenses [3]	0.01	0.25	0.11	0.25
Restructuring costs [3]	0.43	0.41	0.86	0.73
Renewable volume obligation short related to small refinery exemptions [6]	2.04	—	2.04	—
Property settlement	—	—	—	(0.65)
Impairment of investments held at cost and other assets [3]	0.21	—	0.32	—
DPG inventory adjustment, net [5]	—	—	0.01	—
Total adjusting items [1]	4.20	(0.25)	5.87	(0.49)
Adjusted net income (loss) per share	**$ 7.13**	**$ (1.45)**	**$ 4.21**	**$ (2.78)**

[1] The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

[2] For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding.

[3] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[4] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[5] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

[6] Starting with the third quarter of 2025, we have updated our non-GAAP financial measures to include the benefit related to small refinery exemptions expected to be received specific to the current year obligation. Consistent with our historical accounting practice, we have recorded the full amount of our Consolidated Net RINs Obligation as of September 30, 2025 assuming no future exemptions are granted. However, based on our history of being granted the exemptions and expected future activity, we have adjusted the non-GAAP measure to include the benefit of receiving exemptions equal to approximately 50% of our recorded current-period obligation.

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Reconciliation of Net (Loss) Income attributable to Delek US to Adjusted EBITDA

$ in millions (unaudited)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Three Months Ended June 30, 2025
Reported net income (loss) attributable to Delek US	**$ 178.0**	**$ (76.8)**	**$ (101.1)**	**$ (146.6)**	**$ (106.4)**
Add:					
Interest expense, net	93.1	78.8	263.1	244.2	85.9
Income tax benefit	39.8	(12.2)	(11.4)	(27.1)	(14.3)
Depreciation and amortization	101.3	99.9	296.7	287.2	94.1
EBITDA attributable to Delek US	**412.2**	**89.7**	**447.3**	**357.7**	**59.3**
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	39.1	0.2	39.2	(10.5)	(0.1)
Other inventory impact [1]	67.5	25.8	135.6	39.0	41.9
Business interruption insurance and settlement recoveries	—	—	—	(10.6)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(5.8)	(8.0)	(1.1)	1.1	6.3
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	18.3	(2.6)	25.7	3.7	7.6
Transaction related expenses [1]	0.9	20.9	8.3	20.9	3.9
Restructuring costs [1]	34.1	33.7	68.0	59.5	25.5
Property settlement	—	—	—	(53.4)	—
Renewable volume obligation short related to small refinery exemptions[4]	160.2	—	160.2	—	—
Gain on sale of Retail Stores	—	(98.4)	—	(98.4)	—
Impairment of investments held at cost and other assets [1]	16.3	—	24.9	—	8.6
DPG inventory adjustment [3]	—	—	0.9	—	0.9
Net income attributable to non-controlling interest	16.8	9.3	47.3	27.8	16.3
Total Adjusting items	347.4	(19.1)	509.0	(20.9)	110.9
Adjusted EBITDA	**$ 759.6**	**$ 70.6**	**$ 956.3**	**$ 336.8**	**$ 170.2**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

[4] Starting with the third quarter of 2025, we have updated our non-GAAP financial measures to include the benefit related to small refinery exemptions expected to be received specific to the current year obligation. Consistent with our historical accounting practice, we have recorded the full amount of our Consolidated Net RINs Obligation as of September 30, 2025 assuming no future exemptions are granted. However, based on our history of being granted the exemptions and expected future activity, we have adjusted the non-GAAP measure to include the benefit of receiving exemptions equal to approximately 50% of our recorded current-period obligation.

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Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA from Continuing Operations

$ in millions (unaudited)	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
	Three Months Ended September 30, 2025				
Segment EBITDA Attributable to Delek US	**$ 464.1**	**$ 102.0**	**$ 566.1**	**$ (136.7)**	**$ 429.4**
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	39.1	—	39.1	—	39.1
Other inventory impact [1]	67.5	—	67.5	—	67.5
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(5.8)	—	(5.8)	—	(5.8)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	—	—	—	18.3	18.3
Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements	—	—	—	—	—
Transaction related expenses [1]	—	0.6	0.6	0.3	0.9
Restructuring costs [1]	0.7	—	0.7	33.4	34.1
Intercompany lease impacts [1]	(28.9)	26.1	(2.8)	2.8	—
Renewable volume obligation short related to small refinery exemptions [5]	160.2	—	160.2	—	160.2
Impairment of investments held at cost and other assets1)	—	2.8	2.8	13.5	16.3
Total Adjusting items	232.8	29.5	262.3	68.3	330.6
Adjusted Segment EBITDA from continuing operations	**$ 696.9**	**$ 131.5**	**$ 828.4**	**$ (68.4)**	**$ 760.0**

$ in millions (unaudited)	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
	Three Months Ended September 30, 2024				
Segment EBITDA Attributable to Delek US	**$ 12.8**	**$ 68.6**	**$ 81.4**	**$ (79.6)**	**$ 1.8**
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	0.2	—	0.2	—	0.2
Other inventory impact [1]	25.8	—	25.8	—	25.8
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(8.0)	—	(8.0)	—	(8.0)
Unrealized RINs hedging gain (loss) where the hedged item is not yet recognized in the financial statements	(2.6) -	—	(2.6)	—	(2.6)
Transaction related expenses	—	8.6	8.6	2.9	11.5
Restructuring costs	14.1	—	14.1	19.6	33.7
Lease classification	(32.1)	28.9	(3.2)	3.2	—
Total Adjusting items	(2.6)	37.5	34.9	25.7	60.6
Adjusted Segment EBITDA from continuing operations	**$ 10.2**	**$ 106.1**	**$ 116.3**	**$ (53.9)**	**$ 62.4**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

Delek US

Delek US | 31

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA from Continuing Operations

$ in millions (unaudited)	Nine Months Ended September 30, 2025				
	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 543.0	$ 277.6	$ 820.6	$ (324.2)	$ 496.4
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	39.2	—	39.2	—	39.2
Other inventory impact (1)	135.6	—	135.6	—	135.6
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(1.1)	—	(1.1)	—	(1.1)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation (2)	(5.5)	—	(5.5)	31.2	25.7
Restructuring costs (1)	1.0	—	1.0	67.0	68.0
Transaction related expenses (1)	—	6.4	6.4	1.9	8.3
Renewable volume obligation short related to small refinery exemptions (5)	160.2	—	160.2	—	160.2
Property settlement	—	—	—	—	—
Intercompany lease impacts (1)	(89.3)	80.5	(8.8)	8.8	—
Impairment of investments held at cost(1)	—	2.8	2.8	22.1	24.9
DPG inventory adjustment (3)	—	0.9	0.9	—	0.9
Total Adjusting items	240.1	90.6	330.7	131.0	461.7
Adjusted Segment EBITDA from continuing operations	$ 783.1	$ 368.2	$ 1,151.3	$ (193.2)	$ 958.1

$ in millions (unaudited)	Nine Months Ended September 30, 2024				
	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ 135.2	$ 268.9	$ 404.1	$ (135.5)	$ 268.6
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	(10.5)	—	(10.5)	—	(10.5)
Other inventory impact (1)	39.0	—	39.0	—	39.0
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	1.1	—	1.1	—	1.1
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements	3.7	—	3.7	—	3.7
Restructuring costs	36.6	—	36.6	22.9	59.5
Transaction related expenses (1)	—	8.6	8.6	2.9	11.5
Business interruption insurance recoveries	(10.6)	—	(10.6)	—	(10.6)
Property settlement	—	—	—	(53.4)	(53.4)
Lease classification	(32.1)	28.9	(3.2)	3.2	—
Total Adjusting items	27.2	37.5	64.7	(24.4)	40.3
Adjusted Segment EBITDA from continuing operations	$ 162.4	$ 306.4	$ 468.8	$ (159.9)	$ 308.9

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

Delek US | 32

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA from Continuing Operations

$ in millions (unaudited)	Refining	Logistics	Segment Total	Corporate, Other and Eliminations	Consolidated
	Three Months Ended June 30, 2025				
Segment EBITDA Attributable to Delek US	**$ 95.1**	**$ 90.1**	**$ 185.2**	**$ (108.6)**	**$ 76.6**
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	(0.1)	—	(0.1)	—	(0.1)
Other inventory impact [1]	41.9	—	41.9	—	41.9
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.3	—	6.3	—	6.3
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation.	—	—	—	7.6	7.6
Restructuring costs [1]	—	—	—	25.5	25.5
Transaction related expenses [1]	—	2.5	2.5	1.4	3.9
Impairment of investments held at cost and other assets	—	—	—	8.6	8.6
DPG inventory adjustment [3]	—	0.9	0.9	–	0.9
Intercompany lease impacts [1]	(29.6)	26.7	(2.9)	2.9	—
Total Adjusting items	18.5	30.1	48.6	46.0	94.6
Adjusted Segment EBITDA from continuing operations	**$ 113.6**	**$ 120.2**	**$ 233.8**	**$ (62.6)**	**$ 171.2**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 2Q25 the Earnings Release.

Delek US | 33

Reconciliation of Income (Loss) from Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations

$ in millions (unaudited)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Three Months Ended June 30, 2025
Reported loss from continuing operations, net of tax	**$ 195.1**	**$ (134.8)**	**$ (52.4)**	**$ (197.0)**	**$ (89.3)**
Add:					
Interest expense, net	93.1	78.8	263.1	244.1	85.9
Income tax benefit	39.9	(40.3)	(11.0)	(56.7)	(14.1)
Depreciation and amortization	101.3	98.1	296.7	278.2	94.1
EBITDA attributable to Delek US	**429.4**	**1.8**	**496.4**	**268.6**	**76.6**
Adjusting items					
Net inventory and other LCM valuation (benefit) loss	39.1	0.2	39.2	(10.5)	(0.1)
Other inventory impact (1)	67.5	25.8	135.6	39.0	41.9
Business interruption insurance and settlement recoveries	—	—	—	(10.6)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(5.8)	(8.0)	(1.1)	1.1	6.3
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation (2)	18.3	(2.6)	25.7	3.7	7.6
Transaction related expenses (1)	0.9	11.5	8.3	11.5	3.9
Restructuring costs (1)	34.1	33.7	68.0	59.5	25.5
Renewable volume obligation short related to small refinery exemptions(4)	160.2	—	160.2	—	—
Property settlement	—	—	—	(53.4)	—
Impairment of investments held at cost and other assets(1)	16.3	—	24.9	—	8.6
DPG inventory adjustment (3)	—	—	0.9	—	0.9
Total Adjusting items	330.6	60.6	461.7	40.3	94.6
Adjusted EBITDA from continuing operations	**$ 760.0**	**$ 62.4**	**$ 958.1**	**$ 308.9**	**$ 171.2**

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

(3) Starting with the quarter ended June 30, 2025, we updated our non-GAAP financial measures to include the impact of the DPG inventory for price and volume inventory impacts. The impact to historical non-GAAP financial measures is immaterial.

(4) Starting with the third quarter of 2025, we have updated our non-GAAP financial measures to include the benefit related to small refinery exemptions expected to be received specific to the current year obligation. Consistent with our historical accounting practice, we have recorded the full amount of our Consolidated Net RINs Obligation as of September 30, 2025 assuming no future exemptions are granted. However, based on our history of being granted the exemptions and expected future activity, we have adjusted the non-GAAP measure to include the benefit of receiving exemptions equal to approximately 50% of our recorded current-period obligation.

Delek US | 34

Delek US 35 Reconciliation of Income (Loss) from Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, $ in millions (unaudited) 2025 2024 2025 2024 2025 Reported (loss) income form discontinued operations, net of tax $ (0.3) $ 67.3 $ (1.4) $ 78.2 $ (0.8) Add: Interest expense, net — — — 0.1 — Income tax (benefit) expense (0.1) 28.1 (0.4) 29.6 (0.2) Depreciation and amortization — 1.8 — 9.0 — EBITDA attributable to discontinued operations (0.4) 97.2 (1.8) 116.9 (1.0) Adjusting items Transaction costs — 9.4 — 9.4 — Loss on sale of Retail Stores — (98.4) — (98.4) — Total Adjusting items — (89.0) — (89.0) — Adjusted EBITDA from discontinued operations $ (0.4) $ 8.2 $ (1.8) $ 27.9 $ (1.0) |